Leases	12 Months Ended
Dec. 31, 2021
Leases
Leases

Note 7. Leases

The Company determines if a contract contains a lease when the contract conveys the right to control the use of identified property or equipment for a period of time in exchange for consideration. Upon identification and commencement of a lease, we establish a right-of-use (“ROU”) asset and a lease liability. ROU assets and lease liabilities are measured and recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. The Company has elected not to apply ASC 842 to arrangements with lease terms of 12 months or less.

The Company has had operating leases for warehouse facilities and office space across the United States. The remaining lease terms for these leases range from less than one to 2 years. The Company also leased manufacturing and warehouse equipment under finance lease arrangements, which expired at various dates through July 2020. The Company did not extend any leases that expired in 2020.

On July 24, 2020, the Company entered into a Sublease Agreement with a third-party cosmetics company to sublease the office building in Burbank, California. The sublease commenced on September 15, 2020 and is in effect through the remainder of the Company’s lease term (September 15, 2020 through September 30, 2022). Rent was abated for the sublease tenant between November 1, 2020 and December 31, 2020.

In September 2020, the Company assessed its existing leases for impairment as the remaining lease costs exceeded the anticipated sublease income on these leases. As a result of the impairment analysis, the Company recorded an impairment charge of $0.167 million. No impairment was determined to exist in 2021.

The Company has elected the practical expedient to combine lease and non-lease components into a single component for all of its leases. Fixed lease costs represent the explicitly quantified lease payments prescribed by the lease agreement and are included in the measurement of the ROU asset and corresponding lease liability.

Some leasing arrangements require variable payments that are dependent on usage, output, or may vary for other reasons, such as insurance and tax payments. The variable lease payments are not presented as part of the initial ROU asset or lease liability. The Company’s lease agreements do not contain any material restrictive covenants.

The components of lease cost for operating and finance leases for the year ended December 31, 2021 were as follows (in thousands):

	Income Statement Classification	Year Ended December 31, 2021	Year Ended December 31, 2020
Operating lease cost	General and administrative	$371	$718
Finance lease cost:
Amortization of right of use asset	General and administrative	-	61
Interest on lease liabilities	General and administrative	-	1
Total finance lease cost		-	62

Variable lease payments	General and administrative	481	318
Sublease income	Interest income expense, net	(401)	(315)
Total lease cost		$451	$783

The Company had no short-term leases as of December 31, 2021. The Company’s leases do not provide an implicit rate; therefore, the Company uses its incremental borrowing rate based on the information available at the effective date in determining the present value of future payments for those leases.

The weighted average discount rate was as follows:

	2021	2020
Operating leases	18%	18%
Finance leases	0%	5%

The maturities of lease liabilities with leases in effect as of December 31, 2021 were as follows (in thousands):

Operating Lease
2022	$342
Thereafter	-
Total future undiscounted lease payments	368
Less amounts representing interest	26
Present value of lease liabilities	$342